As filed with the Securities and Exchange Commission on May , 2000
                            Securities Act Registration No. 333-
                   Investment Company Registration No. 811-7390


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-2

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  (X)
	            Pre-Effective Amendment No.      (  )
                 Post-Effective Amendment No.      (  )
	                      and/or
	           REGISTRATION STATEMENT UNDER
	        THE INVESTMENT COMPANY ACT OF 1940   (X)
	                 AMENDMENT NO. 6	         (X)


               Boulder Total Return Fund, Inc.
      (Exact Name of Registrant as Specified In Charter)

                  1680 38th Street, Suite 800
                    Boulder, Colorado 80301
            (Address of Principal Executive Offices)

                        (303) 444-5483
     (Registrant's Telephone Number, including Area Code)

                       Stephen C. Miller
                   1680 38th Street, Suite 800
                     Boulder, Colorado 80301

            (Name and Address of Agent for Service)

                           Copies to:

 Rose F. DiMartino, Esq.              Richard T. Prins, Esq.
Willkie Farr and Gallagher   Skadden, Arps, Slate, Meagher & Flom LLP
      787 7th Avenue                    Four Times Square
 New York, NY 100019-6099              New York, NY  10036


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

	CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities     Amount      Proposed    Proposed     Amount of
 Being Registered       Being        Maximum     Maximum   Registration
                      Registered    Offering    Aggregate      Fee
                                    Price per    Offering
                                      Unit        Price

Cumulative Auction Rate 775 shares  $100,000    $77,500,000  $20,460.00
Preferred Stock

                    	BOULDER TOTAL RETURN FUND, INC.
                       	    CROSS REFERENCE SHEET

	                         Part A-Prospectus

       Items in Part A of Form N-2          Location in Prospectus
        Specified in Prospectus

Item 1. Outside Front Cover . . . . . . . . . . . .  Cover page
Item 2. Inside Front and Outside Back Cover Page . . Inapplicable
Item 3. Fee Table and Synopsis . . . . . . . . . . . Inapplicable
Item 4. Financial Highlights . . . . . . . . . . . . Financial Highlights
Item 5. Plan of Distribution . . . . . . . . . . . . Cover Page;
	                                               Prospectus Summary;
                                                     Underwriting
Item 6. Selling Shareholders  . . . . . . . . . . .  Inapplicable
Item 7. Use of Proceeds	 . . . . . . . . . . . . . . Use of Proceeds;
								     Investment Objective
                                                     and Policies
Item 8. General Description of the Registrant . . .  Cover Page;
                                                     Prospectus
								     Summary
                                                     The Company;
                                                     Investment Objective
                                                     and Policies
Item 9. Management . . . . . . . . . . . . . . . . . Prospectus
           Summary; Management
                                                     of the Company

Item 10. Capital Stock, Long-Term Debt, and Other
	   Securities . . . . . . . . . . . . . . . . Capitalization; Invest
                                                    ment Objective and
	                                              Policies; Description
                                                    of AMPS; the Auction
Item 11. Defaults and Arrears on Senior Securities . Inapplicable
Item 12. Legal Proceedings . . . . . . . . . . . .  Inapplicable
Item 13. Table of Contents of the Statement of
         Additional Information . . . . . . . . . . Table of Contents of
                                                    the Statement of
                                                    Additional Information

	           Part B-Statement of Additional Information

          Items In Part B of Form N-2           Location in Statement of
	                                           Additional Information

Item 14. Cover Page . . . . . . . . . . . . . . . . Cover Page
Item 15. Table of Contents . . . . . . . . . . . .  Back Cover Page
Item 16. General Information and History . . . . .  Inapplicable
Item 17. Investment Objective and Policies . . . . .Investment Objective
                                                    and Policies;
                                                    Investment Policies
                                                    and Techniques
Item 18. Management . . . . . . . . . . . . . . . . Management of the
                                                    Company
Item 19. Control Persons and Principal Holders of
         Securities . . . . . . . . . . . . . . . . Management of the
                                                    Company
Item 20. Investment Advisory and Other Services	. . Management of the
                                                    Company
Item 21. Brokerage Allocation and Other Practices   Portfolio Transactions
Item 22. Tax Status . . . . . . . . . . . . . . . . Tax Matters
Item 23. Financial Statements	. . . . . . . . . . . Financial Statements
                                              (incorporated by reference)

                         Part C-Other Information

Items 24-33 have been answered in Part C of this Registration Statement

The information in this Prospectus is not complete and may be changed.
We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

               SUBJECT TO COMPLETION,  DATED  MAY ___ , 2000
PROSPECTUS

                               $77,500,000
                      BOULDER TOTAL RETURN FUND INC.
         Cumulative Auction Rate Preferred Stock (the "AMPS")
                               775 Shares
                Liquidation Preference $100,000 Per Share

Boulder Total Return Fund, Inc. is a closed-end, diversified management investment company. The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and high current income consistent with preservation of capital through investments in income producing securities, such as preferred stocks and bonds. The Company typically invests in common stocks of U.S.-based companies, though it is not limited to investing in the U.S. stock market. The Company anticipates a low turnover rate in its portfolio of common stocks and seeks to invest in stocks that have a proven track record of earnings, and the prospect of increased future value through growth in revenues and profits. The Company has the flexibility to invest in companies of any size; however, it is expected that it will not make significant investments in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history.

Boulder Investment Advisers, LLC (the "Adviser") acts as the primary investment adviser to the Company. The address of the Company and the Adviser is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and their common telephone number is (303) 444-5483. Spectrum Asset Management, Inc. ("Spectrum") acts as a sub-adviser to the Company and its address is 4 High Ridge Park, Stamford, CT 06905, and telephone number is (203) 322-0189. Stewart West Indies Trading Company, Ltd. doing its investment advisory business under the name Stewart Investment Advisers ("SIA") also acts as a sub-adviser to the Company and its address is Bellerive, Queen Street, St. Peter, Barbados. Spectrum and SIA are referred to herein as the
"Sub-Advisers".   SIA will provide advisory services to the Company
regarding overall asset allocation and common stock investments.

The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Company, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

This prospectus contains important information about the Company. You should read the prospectus before deciding whether to invest and retain it for future reference. A statement of additional
information, dated      , 2000, containing additional information
about the Company, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the statement of additional information on page __ of this prospectus. You may request a free copy of the statement of additional information by calling (____) ___________. You may also obtain the statement of additional information and other information regarding the Company on the Securities Exchange Commission's ("SEC") web site (http://www.sec.gov).


Investing in the AMPS involves certain risks. See "Risks" beginning on page ___. The minimum purchase amount of the AMPS is $100,000.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                       Per Share           Total
Public Offering Price                  $100,000          $77,500,000
Sales Load                             $                 $
Proceeds to Company (before expenses)1 $                 $

1 Offering expenses payable by the Company are estimated to be $_______________.


The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS to purchasers, in book-entry form, through the facilities of The
Depository Company Trust on or about ___, 2000.






May     , 2000
                             MERRILL LYNCH & CO.

The Company is offering 775 newly issued shares of Auction Rate Preferred Stock (the "Offering"). We refer to these shares as the "AMPS" throughout this prospectus and the related statement of additional information. The dividend rate for the initial dividend period (the period from the date of issue through ____, 2000) will be ___%, and will be paid on _________, 2000. After the initial dividend period, the dividend rate on the AMPS for each subsequent dividend period generally will be determined pursuant to auctions held every 28 days. Prospective purchasers should carefully review the auction procedures described in this prospectus, including the appendices, and should note:

     *	a buy order or sell order is a commitment to buy or sell
            AMPS based on the results of an auction;

     *	auctions will be conducted by telephone; and

*      purchases and sales will be settled on the next
            business day after the auction.

The Company is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and preferred shares, including the AMPS, based on the percentage of total dividends distributed to each class for that year.

Dividends on the AMPS are cumulative. The AMPS are redeemable, in whole or in part, at the option of the Company on any date dividends are paid on the AMPS (except during certain non-call periods), and will be subject to mandatory redemption, in certain circumstances, at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the redemption date (whether or not declared), plus a premium in certain circumstances.

You should rely only on the information contained in this prospectus. The Company has not authorized anyone to provide you with different information. The Company is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.


                          TABLE OF CONTENTS
	                                                      Page
PROSPECTUS SUMMARY . . . . . . . . . . . . . . . . . . . . . 6
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . 12
THE COMPANY	. . . . . . . . . . . . . . . . . . . . . . . .  12
USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . .  13
CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . . 13
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . .14
OTHER INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . 15
   Leverage. . . . . . . . . . . . . . . . . . . . . . . . . 15
   Hedging . . . . . . . . . . . . . . . . . . . . . . . . . 15
   Other Investment Techniques . . . . . . . . . . . . . . . 15
RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
   Interest Rate and Hedging Risks . . . . . . . . . . . . . 16
   Investments In Common Stocks . . . . . . . . . . . . . . .17
   Investments in Real Estate Investment Trusts ("REITs") . .18 Investments in Other Registered Investment Companies("RICs")18
   Investments in Preferred Stocks and Bonds . . . . . . . . .18
   Auction Risk . . . . . . . . . . . . . . . . . . . . . . . 19
   Secondary Market Risk . . . . . . . . . . . . . . . . . . .19
   Ratings and Asset Coverage Risk . . . . . . . . . . . . . .20
MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . 20
   Directors and Officers . . . . . . . . . . . . . . . . . . 20
   Investment Adviser . . . . . . . . . . . . . . . . . . . . 20
   Beneficial Ownership and Control Persons . . . . . . . . . 25
   Investment Philosophy . . . . . . . . . . . . . . . . . . .26
   The Investment Advisory Agreement . . . . . . . . . . . . .27
   The Administration and Co-Administration Agreements . . . .29
   Expenses of The Company . . . . . . . . . . . . . . . . . .31
DESCRIPTION OF AMPS . . . . . . . . . . . . . . . . . . . . . 31
   General . . . . . . . . . . . . . . . . . . . . . . . . . .31
   Dividends and Dividend Periods . . . . . . . . . . . . . . 33
   Redemption . . . . . . . . . . . . . . . . . . . . . . . . 36
   Liquidation . . . . . . . . . . . . . . . . . . . . . . . .37
   Rating Agency Guidelines and Asset Coverage . . . . . . . .37
   Voting Rights . . . . . . . . . . . . . . . . . . . . . . .40
THE AUCTION	. . . . . . . . . . . . . . . . . . . . . . . . . 42
   General . . . . . . . . . . . . . . . . . . . . . . . . .  42
   Auction Procedures . . . . . . . . . . . . . . . . . . . . 43
   Secondary Market Trading and Transfer of AMPS . . . . . . .46
TAXES	. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
   Federal Income Tax Matters	. . . . . . . . . . . . . . . . 46
   State and Local Tax Matters . . . . . . . . . . . . . . . .47
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . .48
REPURCHASE OF COMMON SHARES . . . . . . . . . . . . . . . . . 48
DESCRIPTION OF CAPITAL STOCK . . . . . . . . . . . . . . . . .49
   Common Shares	. . . . . . . . . . . . . . . . . . . . . . 49
   Preferred Stock . . . . . . . . . . . . . . . . . . . . . .50
   Anti-takeover Provisions of the Charter and By-Laws . . . .50
OTHER SERVICE PROVIDERS	. . . . . . . . . . . . . . . . . . . 52
UNDERWRITING . . . . . . . . . . . . . . . . . . . . . . . . .52
LEGAL OPINIONS . . . . . . . . . . . . . . . . . . . . . . . .53
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
REPORTS TO STOCKHOLDERS	. . . . . . . . . . . . . . . . . . . 54
AVAILABLE INFORMATION	. . . . . . . . . . . . . . . . . . . 54
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION 56
SIGNATURES	. . . . . . . . . . . . . . . . . . . . . . . . . 57

                     PROSPECTUS SUMMARY
The following information is a summary of, and is qualified in its entirety by reference to, more detailed information included in this prospectus and the Company's statement of additional information.

The Company	. . . . . .  . . Boulder Total Return Fund, Inc. is a
                             diversified, closed-end management
                             investment company.  The Company's
                             investment objective is total return.
                             The Company seeks to produce both
                             long-term capital appreciation through
                             investment in common stocks and high
                             current income consistent with
                             preservation of capital through
                             investments in income producing
                             securities, such as preferred stocks
                             and bonds. The Company typically
                             invests in common and fixed-income
                             securities of U.S.-based companies.
                             See "Investment Policy and Objective".
                             As of March 31, 2000, the Company had
                             9,416,743 shares of common stock
                             outstanding and 775 preferred shares
                             outstanding.  The 775 preferred shares
                             are Money Market Cumulative Preferred
                             Stock (the "MMP Shares") which will be
                             redeemed in their entirety in
                             conjunction with the Offering out of
                             the proceeds of the Offering. The
                             Company's common shares are traded on
                             the New York Stock Exchange under the
                             symbol "BTF."

The Offering . . . . . . . . The Company is offering 775 AMPS (the
                             "Offering).  The purchase price for
                             each Preferred Share is $100,000 plus
                             accumulated dividends, if any, from
                             the date the share is first issued.
                             The AMPS are being offered by Merrill
                             Lynch & Co. ("Merrill Lynch").

Investment Objective and
Policies . . . . . . . . . . The Company's investment
                             objective is total return. The Company
                             seeks to produce both long-term
                             capital appreciation through
                             investment in common stocks and high
                             current income consistent with
                             preservation of capital through
                             investments in income producing
                             securities, such as preferred stocks
                             and bonds. No assurance can be given
                             that the Company will achieve its
                             investment objective.

                             The Company operates as a
                            "diversified" investment company, as
                             defined in the Investment Company Act
                             of 1940 (the "1940 Act"). Under this
    				     definition, the Company must limit to
                             5% the portion of its assets invested
                             in the securities of a single issuer.
                             This limit does not apply, however, to
                             25% of the Company's assets, which may
                             be invested in a single issuer. The
                             Company intends to concentrate its
                             common stock investments in a few
                             issuers and to take large positions in
                             those issuers, consistent with being a
                             "diversified" fund. As a result, the
                             Company is subject to a greater risk
                             of loss than a fund that diversified
                             its investments more broadly. Taking
                             larger positions is also likely to
                             increase the volatility of the
                             Company's net asset value reflecting
                             fluctuation in the value of its large
                             holdings.

                             Under normal market conditions, the
                             Company intends to invest at least 80%
                             of its net assets in common stocks and
                             fixed income securities. The term
                             "fixed income securities" includes
                             other income producing closed end
                             funds, REITs, preferred stocks, bonds,
                             notes, bills, debentures, convertible
                             securities, bank debt obligations,
                             repurchase agreements and short-term
                             money market obligations. The term
                             "preferred stocks" or "preferreds"
                             includes traditional preferred stocks
                             as well as so-called "hybrid," or
                             taxable, preferred securities and
                             other similar or related investments.
                             These hybrid securities, which
                             currently are marketed under such
                             acronyms as TOPrS, TIPS, QUIPS, MIPS,
                             QUIDS, QUICS and Capital Securities,
                             may be debt-like in key
                             characteristics.


Investment Adviser . . . . . Boulder Investment Advisers, L.L.C.
                             (the "Adviser") acts as the primary
                             investment adviser to the Company and
                             in conjunction with Stewart Investment
                             Advisers ("SIA") will be responsible
                             for the Company's overall investment
                             strategy and asset allocation.  The
                             address of the Company and the Adviser
                             is 1680 38th Street, Suite 800,
                             Boulder Colorado 80301 and their
                             common telephone number is (303) 444-
                             5483.  Spectrum Asset Management, Inc.
                             ("Spectrum") acts as a sub-adviser to
                             the Company and manages the Company's
                             preferred stock portfolio.  Spectrum's
                             address is 4 High Ridge Park,
                             Stamford, CT 06905, and its telephone
                             number is (203) 322-0189.  Stewart
                             West Indies Trading Company, Ltd.,
                             doing its investment advisory business
                             under the name Stewart Investment
                             Advisers, also acts as a sub-adviser
                             to the Company and manages the
                             Company's common stock portfolio and
                             is responsible for the Company's asset
                             allocation and common stock selection.
                             SIA's address is Bellerive, Queen
                             Street, St. Peter, Barbados.
                             Spectrum and SIA are referred to
                             herein as the "Sub-Advisers".

Risk Factors . . . . . . . . Before investing in AMPS, you should consider carefully the following risks
                             of such an investment:

                             *  If an auction fails you may not be
                                able to sell some or all of your
                                shares;

                             *  The Company holds a substantial
                                position (e.g., more than 25% of
                                its assets) in the common stock of
                                a single issuer, Berkshire
                                Hathaway, Inc. and thus, the
                                volatility of the Company's common
                                stock, and the Company's net asset
                                value and its performance in
                                general, depends disproportionately
                                more on the performance of such
                                single issuer than might a more
                                diversified fund;

                            *   The Company has substantial
                                investments in non-income producing
                                common stocks (e.g., Berkshire
                                Hathaway as described above);

                            *	  Because of the nature of the market
                                for AMPS, you may receive less than
                                the price you paid for your shares
                                if you sell them outside of the
                                auction, especially when market
                                interest rates are rising;

                            *	  A rating agency could downgrade the
                                rating assigned to the AMPS, which
                                could affect liquidity;

                            *	  The Company may be forced to redeem
                                your shares to meet regulatory or
                                rating agency requirements and may
                                voluntarily redeem your shares
                                without your consent;

                            *	  In extraordinary circumstances the
                                Company may not earn sufficient
                                income from its investments to pay
                                dividends out of income;

                            *	  Market factors, such as declines in
                                the value of its stock holdings or
                                increases in interest rates, may
                                result in a decline in the value of
                                the Company's investment portfolio
                                thus reducing the asset coverage
                                for the AMPS; and

                            *	  Adverse developments in the
                                business affairs of issuers of
                                securities in which the Company
                                invests may have a negative impact
                                on the value of the Company's
                                portfolio and its income.

Secondary Market Trading . . . .The AMPS will not be listed on a stock exchange.  Instead, you may buy or
                                sell AMPS at a periodic auction by
                                submitting orders to a broker-dealer
                                (a "Broker-Dealer") that has entered
                                into a separate agreement with the
                                auction agent and the Company or to a
                                broker-dealer that has entered into an
                                agreement with a Broker-Dealer.  In
                                addition to the auctions,
                                Broker-Dealers and other
                                broker-dealers may maintain a separate
                                secondary trading market in AMPS, but
                                may discontinue this activity at any
                                time.  You may transfer shares outside
                                of auctions only to or through a
                                Broker-Dealer, a broker-dealer that
                                has entered into a separate agreement
                                with a Broker-Dealer, or other persons
                                as the Company may agree. There can be
                                no assurance that a secondary trading
                                market for the AMPS will develop, or
                                if it does develop, that it will
                                provide you with liquidity.

Dividends and Dividend Periods .After the initial dividend period, the
                                AMPS normally will have a dividend
                                period consisting of twenty-eight (28)
                                days.  The Board may, from time to
                                time, declare a different dividend
                                period upon giving notice to the
                                holders of the AMPS.

                                Dividends on the AMPS offered hereby
                                are cumulative from the date they are
                                first issued and are payable when, as
                                and if declared by the Board, out of
                                funds legally available therefor.  The
                                Company will pay the initial dividend
                                for the AMPS on [____________] and
                                thereafter generally on the business
                                day following each auction, subject to
                                certain exceptions.

                                After the initial dividend period, the
                                dividend rate for the AMPS will be
                                determined by auction.  The dividend
                                rate for the initial dividend period
                                is ___% and the first auction will be
                                held on ___.

Taxes . . . . . . . . . . . . . Because in normal circumstances the
                                Company will invest substantially all
                                of its assets in common and fixed-
                                income securities that pay dividends
                                and interest that is not exempt from
                                regular Federal income tax, the income
                                you receive will ordinarily be subject
                                to regular Federal income tax. In
                                addition, your income may be subject
                                to state and local taxes. Taxable
                                income or net realized capital gains
                                earned by the Company will be
                                allocated proportionately to holders
                                of the Company's preferred shares and
                                common shares, based on the percentage
                                of total dividends paid to each class
                                for that year.  In addition, income
                                eligible for the "dividends received
                                deduction" will be allocated
                                proportionally to holders of the AMPS
                                and the Company's common shares.
                                Accordingly, a portion of the
                                dividends paid on the AMPS may be
                                taxable at long-term capital gains
                                rates, which are lower for individuals
                                than rates on ordinary income and
                                short-term capital gain.

Liquidation Preference . . . .  The liquidation preference of each
                                AMPS Share will be $100,000, plus an
                                amount equal to accumulated but unpaid
                                dividends (whether or not earned or
                                declared) plus the premium, if any,
                                resulting from the designation of a
                                premium call period.

Ratings . . . . . . . . . . . . It is a condition to their issuance that the AMPS be issued with a rating
                                of "aa1" from Moody's and "AA" from
                                S&P. These ratings are an assessment
                                of the capacity and willingness of an
                                issuer to pay preferred stock
                                obligations. The ratings are not a
                                recommendation to purchase, hold or
                                sell those shares, inasmuch as the
                                rating does not comment as to market
                                price or suitability for a particular
                                investor. The rating agency guidelines
                                described above also do not address
                                the likelihood that an owner of AMPS
                                will be able to sell such shares in an
                                auction or otherwise. The ratings are
                                based on current information furnished
                                to Moody's and S&P by the Company and
                                the Adviser and information obtained
                                from other sources. The ratings may be
                                changed, suspended or withdrawn, in
                                the rating agencies' discretion, as a
                                result of changes in, or the
                                unavailability of, such information.

Redemption . . . . . . . . . .  Holders of AMPS will not have the right to cause the Company to redeem
                                their shares.  The Company may,
                                however, be required by applicable law
                                or by rating agency guidelines to
                                redeem the AMPS if, for example, the
                                Company does not meet an asset
                                coverage ratio required by law or
                                correct a failure to meet a rating
                                agency guideline in a timely manner.
                                The Company may also voluntarily
                                redeem the AMPS without your consent.

Voting Rights . . . . . . . . . The 1940 Act requires that the holders of any preferred shares, voting
                                together as a single class separate
                                from the holders of common shares,
                                have the right to elect at least two
                                directors of the Company at all times
                                and to elect a majority of the
                                directors at any time if two years'
                                dividends on the AMPS have not been
                                paid and the Company has not
                                eliminated all dividend arrearages.
                                The holders of AMPS and any other
                                outstanding preferred shares will vote
                                as a separate class on certain other
                                matters as required under the
                                Company's charter, the 1940 Act and
                                Maryland law.


                          FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a share of common stock of the Company outstanding throughout each period presented. The financial highlights for each period presented have been audited by PricewaterhouseCoopers LLP, the Company's independent auditors, whose report covering each of the five years in the period ended November 30, 1999, is included in the Company's most recent Annual Report and is incorporated by reference in the statement of additional information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Company's most recent Annual Report, which is available without charge from the Company.


[INSERT FINANCIALS]





                             THE COMPANY
	Boulder Total Return Fund, Inc. (the "Company") is a diversified, closed-end management investment company. The Company was incorporated under the laws of the State of Maryland on [December 21, 1992], and is registered under the Investment Company Act of 1940 (the "1940 Act"). The address of the Company is 1680 38th Street, Suite
800, Boulder Colorado 80301 and its telephone number is (303) 444-
5483.

	The Company commenced investment operations on [     ], upon the
closing of the initial public offering of [      ] of its common shares.
The net proceeds of such offering were approximately $[     ] million.

	Prior to August, 1999, the Company's investment objective was "high current income consistent with preservation of capital". On August 27, 1999, a special shareholders meeting was held at which the Company's shareholders approved, among other things:

   *	A change in the Company's investment objective from "high current income consistent with preservation of capital" to total return;

   *	Three new advisers for the Company (e.g., Boulder Investment
Advisers, LLC, Spectrum Asset Management, and Stewart Investment
Advisers);

   *	A new name for the Company (e.g., from Preferred Income
Management Fund Incorporated to Boulder Total Return Fund, Inc.); and

* The amendment of certain investment restrictions consistent with the Company's new investment objective.

	The Company has outstanding 775 shares of Money Market Cumulative Preferred Shares (the "MMP Shares"). The MMP Shares were issued with a liquidation preference per share of $100,000, plus accumulated and unpaid dividends. The MMP Shares will be redeemed in conjunction with the Offering out of the proceeds from the Offering.

	As of March 31, 2000, there were shares issued and outstanding as follows:

Title and Class    Amount Authorized     Amount Held by     Amount
                                         Company or for   Outstanding
                                           Its Account
Common Stock         240,000,000                0          9,416,742
Preferred Stock       10,000,000                0             775

The Company's common shares are traded on the New York Stock Exchange under the symbol "BTF."

                             USE OF PROCEEDS
     The net proceeds of the Offering will be $[ ], after payment of offering expenses (estimated to be [$300,000]) and the sales load.
     The net proceeds of the offering will be used to redeem the MMP Shares and thus will be invested in accordance with the Company's investment objective and policies as stated below. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested in short-term, high quality securities.

                            CAPITALIZATION
	The following table sets forth the unaudited capitalization of the Company as of November 30, 1999, and as adjusted to give effect to the issuance of the AMPS pursuant to the Offering.

                   [INSERT CAPITALIZATION TABLE]


                  INVESTMENT OBJECTIVE AND POLICIES
    The Company's investment objective is total return. The Company seeks to produce both long-term capital appreciation through investment in common stocks and high current income consistent with preservation of capital through investments in income producing securities, such as other income paying closed end funds ("RICs"), real estate investment trusts ("REITs"), preferred stocks and bonds. No assurance can be given that the Company will achieve its investment objective.

    The Company operates as a "diversified" investment company, as defined in the 1940 Act. Under this definition, the Company must limit to 5% the portion of its assets invested in the securities of a single issuer. This limit does not apply, however, to 25% of the Company's assets, which may be invested in a single issuer. The Company intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Company is subject to a greater risk of loss than a fund that diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Company's net asset value reflecting fluctuation in the value of its large holdings.

    Under normal market conditions, the Company intends to invest at least 80% of its net assets in common stocks and fixed income securities. The term "fixed income securities" includes RICs whose objective is income, REITs, preferred stocks, bonds, notes, bills, debentures, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations. The term "preferred stocks" or "preferreds" includes traditional preferred stocks as well as so-called "hybrid," or taxable, preferred securities and other similar or related investments. These hybrid securities, which currently are marketed under such acronyms as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS and Capital Securities, may be debt-like in key characteristics.

    The Company may, for temporary defensive purposes, allocate a higher portion of its assets to preferred stocks, or cash and cash equivalents. For this purpose, cash equivalents consist of short-term (less than twelve months to maturity) U.S. Government securities, certificates of deposit and other bank obligations, investment grade corporate bonds and other debt instruments, and repurchase agreements. Under normal circumstances, the Company will not have more than 10% of its assets in cash or cash equivalents.

    The Company's portfolio will be invested primarily in a combination of fixed income securities and common stocks. The Company's common stocks are expected to have greater risk exposure and reward potential over time than its investments in fixed-income securities, while its fixed-income securities are expected to produce greater income than its common stocks. The volatility of common stock prices has historically been greater than fixed-income securities, and as the Company continues to shift a greater portion of its assets into common stocks, the volatility of the Company's net asset value may also increase. The time horizon for the Company to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

    Except for the Company's investment objective and the Company's fundamental investment restrictions described below, the percentage limitations and investment policies set forth in this Prospectus can be changed by the Board of Directors without shareholder approval.




                  OTHER INVESTMENT PRACTICES

Leverage

    Since February 1993, the Company has been leveraged with $77.5 million of the MMP Shares and, after redemption of the MMP Shares and issuance of the AMPS, it is intended that the Company will remain leveraged to the same degree with the AMPS (i.e., $77.5 million). It is expected that as long as the Company utilizes the leverage, it will maintain an investment in income-producing securities sufficient to pay the expenses of the Company and to service the dividends payable on the AMPS.

Hedging

    Historically the Company had entered into certain hedging transactions to offset some of the interest rate risk associated with its preferred stock portfolio when 100% of the Company's assets were in preferred stocks. However, due to the cost of hedging, and the smaller percentage of the Company's assets invested in fixed income securities, the Company does not intend to continue to hedge its fixed income securities.

Other Investment Techniques

    The Company may engage in other types of transactions, including, but not limited to, investment in restricted and illiquid securities, other closed-end mutual funds or REITs, repurchase and reverse repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques B Other Investment Policies and Techniques" in the statement of additional information.


                             RISKS

    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

Interest Rate and Hedging Risks

    Since August 27, 1999, at which time the Company changed its investment objective from "income" to "total return", the Company has steadily reduced its holdings in preferred stocks and other income producing investments in an effort to make cash available to the Adviser to purchase common stocks. It is anticipated that, once the Company's new investment objective is fully implemented, under normal market conditions more than 50 percent of its assets will be invested in common stocks. As a result of implementing the Company's change in investment objective, the income available for servicing the dividends payable to holders of the AMPS will decrease significantly from its historical levels, although it is contemplated that such income will be more than adequate to pay the expenses of the Company while at the same time servicing the dividend payable to holders of the AMPS. Nonetheless, if short-term interest rates rise, the dividend rates on the AMPS, which are expected to correlate with short-term interest rates, may rise so that the amount of dividends paid to holders of the AMPS approaches or exceeds the income from the entire portfolio. If that occurs, the Company may have to liquidate a portion of its holdings in order to service dividends to holders of the AMPS.

    Dividend rates on fixed rate preferred stocks held by the Company, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such fixed rate preferred stocks would tend to (1) decline as interest rates rose and (2) rise as interest rates fell. See "Risk Factors."

Investments In Common Stocks

    The Company expects to invest, under normal market conditions, in excess of 50 percent of its assets in publicly traded common stocks. The common stocks are expected to have greater risk exposure and reward potential over time than the Company's investments in preferred stocks. The volatility of common stock prices has historically been greater than fixed income securities, and as the Company shifts a greater portion of its assets into common stocks, the volatility of the Company's net asset value may also increase. Further, because the time horizon for the Company's investments in common stock is longer, the time necessary for the Company to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

    The Company presently has invested a significant percentage of its portfolio in low-dividend or non-dividend paying common stocks
such as Berkshire Hathaway, Inc.   Accordingly, once the Company's
recently approved investment objective (i.e., total return) is fully implemented, the Company will not generate income at its historic levels thus resulting in a decreased distribution of investment income to the holders of the Company's common stock. As of March 31, 2000, the Company held 750 Berkshire Hathaway, Inc. "A" shares and 9010 "B" shares. At the time of investment, this represented less than 25% of the Company's assets. However, because of appreciation, as of ________, 2000 these positions represented 29% of the Company's assets. The Adviser does not intend to liquidate any portion of its
position in Berkshire Hathaway, Inc.   Though not an insurance company
itself, Berkshire Hathaway owns Geico Insurance and General Re Insurance companies, and therefore derives a significant portion of its income, and its value, from these two insurance companies. The insurance company can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire Hathaway, Inc. or other company in which the Company has made a significant common stock investment (i) may result in the Company's exceeding the coverage ratio thresholds imposed on the Company by the 1940 Act or by Moody's and S&P, (ii) may result in a proportionate decline in the market price of the Company's common shares and (iii) greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

Investments in Real Estate Investment Trusts ("REITs")

    REITs, or Real Estate Investment Trusts, are securities of companies whose primary objective is investment in real property. The Company may invest up to 25% of its assets in REIT securities. The Company intends to invest in REIT securities primarily for income. As of April 28, 2000, the Company had 6.1% of its assets invested in REITs.

    There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated.

Investments in Other Registered Investment Companies ("RICs")

    The Company may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Company intends to invest in other closed-end RICs having an income objective when they are trading at a discount, and when market conditions seem appropriate to the Adviser. As of April 28, 2000, the Company had 3.3% of its assets invested in RICs.

    The Company intends to normally invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated.

Investments in Preferred Stocks and Bonds

    Preferred stocks and bonds currently constitute approximately 29%
of the Company's assets.   This is down significantly from August 27,
1999 (the date shareholders approved the change in objective from income to total return), when the Company held almost 100% of its assets in preferred stocks. Preferred stock, along with common stock, is one of the two major types of equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority claim over common stockholders if the issuer of the stock is liquidated. Since 1993, a hybrid preferred security was introduced to the market which had both equity and debt characteristics. Such hybrid preferred securities pay dividends that are not eligible for the corporate Dividends Received Deduction ("DRD"). The Company had approximately 15% of its assets invested in such hybrid preferred securities as of ________, 2000. Preferred stocks and corporate bonds may be substantially less liquid than many other securities such as common stocks or U.S. Government securities. In addition, preferred stocks and bonds purchased by the Company may be subject to risk with respect to the issuing entity and to market fluctuations. In particular, such preferred stocks and bonds may be subject to "credit risk" which refers to an issuer's ability to make timely payments of interest and principal. The Company does not expect to make substantial investments in securities rated less than investment grade. Lower-quality fixed-income securities in the Company's portfolio may be subject to greater risk than higher rated securities. The Company limits to 15% of its assets the portion of its portfolio invested in preferred stocks and bonds rated below investment grade, which securities will be rated at least either "ba" by Moody's or "BB" by S&P at the time of purchase and will have been issued by an issuer having a class of outstanding senior debt that is rated at least investment grade by Moody's or S&P.

Auction Risk

    The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS and potential investors indicate the rate at which they would be willing to purchase AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will be obligated to sell your AMPS to investors who bid a lower rate. Finally, if you and enough other investors place bid or hold orders without specifying a dividend rate below which you and such other investors would not wish to buy or continue to hold those AMPS, you would receive a lower dividend rate on your shares for the next dividend period than the market rate. See "The Auction".

Secondary Market Risk

    If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $100,000 per share plus accumulated dividends. If the Company has designated a special dividend period of more than 28 days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market more than if the Company were utilizing the normal dividend periods. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Company is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

    While it is a condition to the issuance of the AMPS that Moody's assign a rating of "aa1" and S&P a rating of "AA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or S&P could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades the AMPS, the Company may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Company may voluntarily redeem the AMPS without your consent. See "Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Company must meet.




                     MANAGEMENT OF THE COMPANY

Directors and Officers

    The Company's board of directors (the "Board") is responsible for the overall management of the Company, including supervision of the
duties performed by the Adviser and Sub-Advisers.   There are five
directors of the Company. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth under "Management of the Company" in the statement of additional information.

Investment Adviser

    The Company engages the investment advisory services of the following registered investment advisers:

    * Boulder Investment Advisers, L.L.C. (referred to herein as the "Adviser") is the primary investment adviser to the Company and in conjunction with Stewart Investment Advisers ("SIA") is responsible for the Company's overall investment strategy and capital allocation. The Adviser was formed on April 8, 1999 as a Colorado limited liability company; its principal place of business is 1680 38th Street, Boulder, Colorado 80301. The
Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, had not prior to August, 1999 previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. The Adviser delegates substantial responsibilities under a sub-advisory agreement to SIA. The equity owners of the Adviser are Evergreen Atlantic, L.L.C.
("EALLC"), and the Lola Brown Trust No.1B (the "Lola Brown
Trust"), each an "affiliated person" with respect to the Company (as that term is defined in the 1940 Act). Carl D.
Johns, the Company's Vice President and Treasurer, is the investment manager for the Adviser, responsible for day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine
Incorporated, the former adviser for the Company, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income
Opportunity Fund Incorporated, and the Company. The executive officers of the Adviser and the principal occupation of each are set forth below:

Name and Position with the Adviser     Principal Occupation

Stephen C. Miller, President,        President, Chief Executive
General Counsel and Chief            Officer and Chairman of the
Executive Officer                    Board of the Company; Vice
                                     President and Secretary of
                                     SIA; Director, Vice President
                                     and Assistant Secretary of
                                     Badlands Trust Company; of
                                     Counsel Krassa, Madsen &
                                     Miller, LLC since 1991; and
                                     Manager of Boulder
                                     Administrative Services,
                                     L.L.C. ("BAS")

Carl D. Johns - Investment           Chief Financial Officer, Chief
Manager, Vice President and          Accounting Officer, Vice
Treasurer                            President and Treasurer of the
                                     Company; Assistant Manager of
                                     BAS

Laura Rhodenbaugh - Secretary        Secretary of BAS; Treasurer of
                                     SIA; Secretary and Treasurer
                                     of various Horejsi family
                                     entities

   *	Spectrum Asset Management (referred to herein as "Spectrum")
acts as a sub-adviser to the Company and manages the Company's preferred stock portfolio and, to the extent it is used in the future, the hedge on such portfolio. Founded in 1987, Spectrum is a Connecticut corporation registered as an investment
adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer with the SEC and is a member firm of the National Association of Securities Dealers, Inc.,
as well as a commodity trading adviser registered with the
Commodity Futures Trading Commission and the National Futures Association. Spectrum is a wholly-owned subsidiary of United
Asset Management Corp., a Delaware corporation headquartered in Boston, Massachusetts. Spectrum, which specializes in
managing diversified hedged investment-grade preferred stock portfolios, has its principal offices at 4 High Ridge Park, Stamford, Connecticut 06905. As of May 31, 1999, Spectrum
managed approximately $2 billion in assets, mainly for banks, pension and profit-sharing plans, corporations and other
institutions.   Spectrum is the investment adviser to the SAMI
Preferred Stock Fund, a registered investment company that, as of May 31, 1999, had assets of approximately $20 million. The executive officers and directors of Spectrum and the principal occupations of each are set forth below:

Name and Position with Spectrum        Principal Occupation

Mark A. Lieb - President and           Principal of Spectrum
Director

Bernard M. Sussman - Principal         Principal of Spectrum;
	                                 Limited Partner of Goldman
                                       Sachs & Co.

    *	Stewart West Indies Trading Company, Ltd., doing business as
Stewart Investment Advisers (referred to herein as "SIA") also acts as a sub-adviser to the Company and manages the Company's common stock portfolio and advises the Adviser with regard to asset allocation. Stewart R. Horejsi, an employee of SIA and its primary investment manager, is responsible for the day-to-day strategic management of the Company's assets.
Mr. Horejsi consults with the Adviser regarding specific common stock recommendations and the Company's asset allocation among cash, common stocks and fixed income investments. Mr. Horejsi has been a Director of the Company since July 1997; General Manager, Brown Welding Supply, LLC, since April 1994; Director, Sunflower Bank; and the President or Manager of various subsidiaries associated with the Horejsi family since June, 1986. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e., the Lola Brown
Trust, the Ernest Horejsi Trust No.1B, the Stewart R. Horejsi
Trust No. 2 and certain other related trusts) since 1982. As of June 14, 1999, the size of these trusts' common stock portfolio was approximately $______ million. Mr. Horejsi has been the Director and President of the Horejsi Family
Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959. The principal place of business for SIA is Bellerive House, Queen Street, St. Peter, Barbados. SIA, a Barbados international business company incorporated on November 12, 1996, is wholly owned by the Stewart West Indies Trust, a South Dakota trust established by Stewart R. Horejsi in 1996 primarily to benefit his issue.
SIA, which is registered as an investment adviser under the Investment Advisers Act of 1940, prior to August 1999, had not served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis except for Horejsi family interests. However, as described above, Stewart R. Horejsi, a principal of SIA, has extensive experience managing common stocks for his family interests.

	SIA is not a U.S. company and substantially all of its assets are located outside the United States. As a result, it may be difficult for investors to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Company has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Nonetheless, pursuant to the sub-advisory agreement between SIA, the Adviser and the Company, SIA has agreed to have an agent for service of process in any legal action in the United States and to be subject to the jurisdiction of the U. S. courts. The executive officers and directors of SIA and the principal occupation of each are set forth below:

Name and Position with SIA           Principal Occupation

Glade Christensen - President        Sales Manager for SIA
and Resident General Sales
Manager

Stephen C. Miller, Vice               President, Chief Executive
President and Secretary               Officer and Chairman of the
                                      Board of the Company; vice
                                      president and Secretary of
                                      SIA; Director, Vice President
                                      and Assistant Secretary of
                                      Badlands Trust Company; of
                                      Counsel Krassa, Madsen &
                                      Miller, LLC since 1991; and
                                      Manager of BAS

Laura Rhodenbaugh - Treasurer         Secretary of BAS; Treasurer of
                                      SIA; Secretary and Treasurer
                                      of various Horejsi family
                                      entities

Stewart R. Horejsi -                  Investment manager for SIA and
Investment Manager                    investment and business
                                      consultant for the Horejsi
                                      Affiliates



Beneficial Ownership and Control Persons

	The following table sets forth certain information regarding the beneficial ownership of the Company's shares as of May ___, 2000, by each person who is known by the Company to beneficially own 5% or more of the Company's common stock. To the Company's knowledge, there are no 5% or greater beneficial owners of MMP Shares.

        Name of Owner            Number of Shares Beneficially Owned
EALLC                                          257,811
John S. Horejsi Trust                           65,747
Susan L. Ciciora Trust                         131,475
Stewart West Indies Trust                      191,907
Lola Brown Trust                             1,028,001
Ernest Horejsi Trust                         2,468,053
Badlands Trust Company                       3,945,550
Stewart R. Horejsi Trust No. 2               3,945,550
Aggregate Shares Owned                       3,945,550

*	The address of each listed owner is 122 South Phillips Avenue,
Suite 220, Sioux Falls, South Dakota 57104.

** 	Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

(1)	DIRECT OWNERSHIP. Evergreen Atlantic, L.L.C. ("EALLC"), John S.
Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan
Trust"), Stewart West Indies Trust ("SWIT"), Lola Brown Trust
("Lola Brown Trust"), the Ernest Horejsi Trust No. 1B ("Ernest
Trust") and Badlands Trust Company ("Badlands") directly own
257,811; 27,075; 54,132; 78,470; 1,028,001; 2,468,053; and
12,735, respectively, of the Company's common stock shares, totaling 3,945,550 shares or 41.9% of the outstanding shares of the Company.

(2)	INDIRECT OWNERSHIP THROUGH EVERGREEN. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding equity membership of EALLC is owned by SWIT, the John Trust, the Susan Trust and the Evergreen
Trust in the following percentages - 44%, 15%, 30% and 11%. The sole trustee of SWIT, the John Trust and the Susan Trust is Badlands. Mr. Horejsi is not a beneficiary under any of these trusts. The trustees of Evergreen Trust are Badlands, Stephen C.
Miller and Larry Dunlap. Any action by the Evergreen Trust requires a majority vote of the trustees.

(3) OWNERSHIP BY BADLANDS. Numbers shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Lola Brown Trust, the Ernest Trust, SWIT, the John Trust, the Susan Trust and the Evergreen Trust. Badlands is the sole trustee of three of the four trusts that control EALLC (see Footnote No. 2) and, together with Larry Dunlap and Susan Ciciora, one of three trustees of the Lola Brown Trust and the Ernest Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr.
Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Ann M. Hartmann and Carol Jorgensen.

(4)	INDIRECT OWNERSHIP BY SRH TRUST. Numbers shown in the table
reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH
Trust are Badlands, Robert Ciciora and Robert Kastner.


EALLC, the John Trust, the Susan Trust, SWIT, the Lola Brown Trust, the Ernest Trust, Badlands, the Stewart R. Horejsi Trust No. 2 ("SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Company (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). These entities and other trusts or companies with interlocking management and/or common ownership (collectively, the "Horejsi Affiliates") may be deemed to indirectly own additional Company shares, which are included in the table above. Further, Stewart R. Horejsi, the investment manager for SIA, is also the primary investment consultant for the Horejsi Affiliates and, on a discretionary basis, implements and directs their investment objective and asset allocation.

Investment Philosophy

	Common Stocks. With respect to the common stock portfolio, the Adviser and SIA use an "intrinsic value" approach to selecting and managing the Company's assets. The Adviser and SIA define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in its securities selection process, the Adviser and SIA put primary emphasis on analysis of balance sheets, cash flows, the quality of management and their ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships
that these factors have to the price of a given security.   The
intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Adviser and SIA's estimate of such companies' "intrinsic value". The Adviser and SIA will attempt to identify and invest in such securities, with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Company.

	Cash and Cash Equivalents. As of _______________, 2000, the Company currently had a significant cash position as well as a significant investment in U.S. Treasury securities. The cash position is higher than it would normally be due to the transition from being an income fund to a total return fund. It is expected that a significant portion of this cash will be used for common stock investments. Once the Company has fully implemented its total return objective, under normal market conditions, the Company's cash position will typically be less than 10% of the Company total assets.

	Preferred Stocks. In seeking its total return objective, the Company will, under normal market conditions, invest a portion of its assets in a diversified portfolio of preferred stocks. In selecting individual preferred stocks, Spectrum will consider, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt and dividend coverage and the potential for the timely payment of dividends. Spectrum expects to invest primarily in fixed rate preferred stocks. The Company may invest in other types of preferred stocks - such as auction rate preferred stocks and convertible preferred stocks - in appropriate circumstances.

The Investment Advisory Agreement

     The Adviser and the Company are parties to an investment advisory agreement dated as of August 27, 1999 (the "Adviser Agreement"). The Sub-Advisers, the Adviser and the Company are parties to sub-advisory agreements dated August 27, 1999 (the "Sub-Adviser Agreements").
Under the terms of the Adviser Agreement, the Adviser manages the investment of the Company's assets and provides such investment research, advice and supervision, in conformity with the Company's investment objective and policies, as necessary for the operations of the Company. Under the terms of the Sub-Adviser Agreements, the Adviser has engaged, on behalf of the Company, the investment sub-advisory services of Spectrum and SIA. Under the Spectrum Sub-Adviser Agreement, under the general direction of the Adviser, Spectrum manages the preferred stock investments of the Company and provides such investment research, advice and supervision, in conformity with the Company's investment objective and policies, as necessary for the selection and monitoring of the preferred stock portfolio. Spectrum also provides the investment research, advice and supervision with respect to the Company's hedge on its preferred stock portfolio. Under the SIA Sub-Adviser Agreement, under the general direction of the Adviser, SIA provides the Adviser advisory services with regard to the common stock investments of the Company and provides such investment research, advice and supervision, in conformity with the Company's investment objective and policies, as necessary for the selection and monitoring of the common stock portfolio. SIA also provides advisory services regarding the Company's capital allocation. The Adviser Agreement and the Sub-Adviser Agreements are referred to herein as the "Advisory Agreements".

     The Advisory Agreements provide, among other things, that the Adviser and Sub-Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Company will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Company who are not also officers, directors or employees of the Adviser or a Sub-Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

      The Adviser Agreement provides that the Company shall pay to the Adviser for its services a monthly fee at the annual rate of 1.00% of the Company's average monthly net asset value (the "Adviser Fee"). Under the terms of the Spectrum Sub-Adviser Agreement, out of the Adviser Fee, the Adviser is required to pay to Spectrum with respect to the preferred stock portfolio managed by Spectrum (the "Spectrum Portfolio") (i) 0.45% of the Company's average monthly net asset value with respect to the Spectrum Portfolio up to $50 million; and
(ii) 0.40% of the Company's average monthly net asset value with respect to the Spectrum Portfolio exceeding $50 million (the "Spectrum Fee"). Under the terms of the SIA Sub-Adviser Agreement, the Adviser is required to pay SIA 80% of all fees received by the Adviser pursuant to the Adviser Agreement net of the Spectrum Fee. The liquidation value of any outstanding preferred stock is included in determining the Company's average weekly net asset value.

      Although the Adviser and Sub-Advisers intend to devote such time and effort to the business of the Company as is reasonably necessary to perform their respective duties to the Company, the services of the Adviser and Sub-Advisers are not exclusive and the Adviser and Sub-Advisers provide similar services to other investment companies and other clients and may engage in other activities.

      The Advisory Agreements provide that the Adviser and Sub-Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Company in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Adviser or Sub-Advisers against any liability to the Company to which the Adviser or Sub-Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Company of the Adviser or Sub-Adviser, as the case may be, and its partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Company, subject to certain limitations and conditions.

     Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Company (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Company, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Company or by the Adviser or Sub-Adviser, on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, all of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Administration and Co-Administration Agreements

     The Administration Agreement. [Summary of PFPC Administration Agreement] PFPC, Inc. (the "Administrator"), located at ________________, acts as administrator for the Company. Under the Administration Agreement with the Company (the "Administration Agreement"), the Administrator administers the Company's corporate affairs subject to the supervision of the Board
________________________.

     In connection with its administration of the corporate affairs of the Company, the Administrator bears the following expenses: (i) the salaries and expenses of all personnel of the Administrator; and (ii) all expenses incurred by the Administrator in connection with administering the ordinary course of the Company's business, other than those assumed by the Company, as described below.

     The Administration Agreement provides that the Company shall pay to the Administrator a monthly fee for its services furnished by the Administrator at the annual rate of [0.10%] of the Company's average monthly net asset value. The liquidation value of any outstanding AMPS is included in determining the Company's average weekly net asset value. The Administration Agreement is terminable on [60 days'] prior written notice by either party to the other.

     The Co-Administration Agreement.  Boulder Administrative
Services, L.L.C. (the "Co-Administrator"), located at 1680 38th Street, Suite 800, acts as co-administrator for the Company. Under the Co-Administration Agreement with the Company (the "Co-Administration Agreement"), the Co-Administrator provides specific administration and executive management services to the Company including, but not limited to: officers and staffing and general office services and equipment (e.g., phones, copy machines, computers, fax, etc.) for the Company; provides the Company's general offices and associated facilities; negotiates and monitors all contracts with service providers; negotiates and monitors all insurance policies of the Company as well as the rating agency agreements with Moody's and S&P; provides shareholder relations and shareholder support; conducts weekly backup calculation of the Company's NAV; prepares all shareholder communications and oversees the preparation of the Company's periodic reports to the SEC; reviews and authorizes all expenses of the Company; makes recommendations to the Board regarding policies of the Company; and provides in house counsel and compliance personnel to the Company. Under the terms of the Co-Administration Agreement, the Company pays BAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Company's average monthly net assets.

     In connection with its co-administration of the corporate affairs of the Company, the Co-Administrator bears the following expenses: (i) the salaries and expenses of all personnel of the Co-Administrator; and (ii) all expenses incurred by the Co-Administrator in connection with administering the ordinary course of the Company's business, other than those assumed by the Company, as described below.

     The Co-Administration Agreement provides that the Company shall pay to the Co-Administrator a monthly fee for its services furnished by the Co-Administrator at the annual rate of [0.10%] of the Company's average monthly net asset value. The liquidation value of any outstanding AMPS is included in determining the Company's average weekly net asset value. The Co-Administration Agreement is terminable on [60 days'] prior written notice by either party to the other.

Expenses of The Company

     Except as indicated above, the Company will pay all of its expenses, including fees of the directors not affiliated with the Adviser or any Sub-Adviser and board meeting expenses: fees of the Adviser, Sub-Advisers, Administrator and Co-Administrator; interest charges; taxes; organization expenses; charges and expenses of the Company's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Company; expenses of repurchasing shares; expenses of issuing any preferred shares (including the AMPS) or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Company, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Company's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred shares (including the AMPS) issued by the Company.


                        DESCRIPTION OF AMPS

     The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including definitions of terms used but not defined, please refer to the detailed description of the AMPS in the Amended and Restated Articles Supplementary attached as Appendix B to the statement of additional information. We refer to the Articles of Incorporation in this prospectus as the "Articles" and the Amended and Restated Articles Supplementary as the "Articles Supplementary."

General

     The Articles currently authorize the issuance of 240 million shares of common stock and 10 million shares of preferred stock, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences, and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board). As of March ___, 2000, there were issued and outstanding [9,416,743] shares of common stock and [775] MMP Shares. Under the Articles Supplementary, the Company will be authorized to issue up to 2,000 of the AMPS with a liquidation preference of $100,000 per share plus an amount equal to dividends on each share (whether or not earned or declared) accumulated and unpaid thereon. Each AMP Share carries one vote with respect to matters on which AMPS can be voted. AMPS, when issued against payment therefor, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

     As of the date of this prospectus, there are [775] MMP Shares issued and outstanding but there are no AMPS issued or outstanding.
It is expected and is a condition precedent to issuance of the AMPS that the MMP Shares will be redeemed in conjunction with the issuance of the AMPS and that the entirety of the proceeds from the sale of the AMPS will be used, together with other assets of the Company, to fund such redemption.

     The AMPS are shares of preferred stock of the Company. AMPS entitle their holders to receive dividends when, as and if declared by the Board, out of funds legally available therefor. The rate per annum on which dividends are paid may vary from dividend period to dividend period for the AMPS. In general, the applicable rate for a particular dividend period for the AMPS will be determined by an auction conducted on the day before the start of the dividend period. Existing holders and potential holders of AMPS may participate in the auctions. Existing holders desiring to continue to hold all of their AMPS regardless of the applicable rate resulting from the auction need not participate. For an explanation of auctions and the method of determining the applicable rate, see "The Auction".

     After the fixed initial dividend period, the AMPS will generally have a dividend period of 28 days in length although the AMPS may have a different dividend period if the Company declares a special dividend period and certain conditions are satisfied.

     The AMPS have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends. The AMPS are fully paid and non-assessable. The AMPS are not convertible into common shares or other capital stock of the Company. Holders of AMPS have no preemptive rights. The AMPS are not subject to any sinking fund. The AMPS are generally subject to redemption at the option of the Company on any dividend payment date for the respective series [(provided that no AMPS shall be subject to optional redemption during a Non-Call Period)] and, in certain circumstances, are subject to mandatory redemption by the Company. In connection with the auction procedures described below, [Deutsche Bank Group] is the auction agent, the transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

Dividends and Dividend Periods

     General. The following is a general description of dividends and dividend periods for the AMPS. The initial dividend period for the AMPS will be ___ days and the dividend rate for this period will be __%. Subsequent dividend periods generally will be twenty-eight days and the dividend rates for those periods will be determined by auction. The Company, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See "Designation of Special Dividend Periods" below.

     Dividend Payment Dates. Dividends on AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Company's charter and applicable law. The initial dividend will be paid on _____________, 2000 (the "Initial Dividend Payment Date"). Subsequent dividends generally will be paid on each fourth [Wednesday] after the Initial Dividend Payment Date. If dividends are payable on a [Wednesday] that is not a business day, then dividends will generally be payable on the next day, if such day is a business day, or as otherwise specified in the Articles
Supplementary.   In the case of a special dividend period of 21 days
or fewer, dividends are generally payable on the day following the last day of such dividend period. In the case of a special dividend period of more than 35 but less than 92 days, dividends generally are payable on the day following the last day of each 30 day period to occur during the dividend period and on the day following the last day of the dividend period. In the case of a special dividend period of 92 days or more, dividends will be payable as the Company may specify in the notice of special dividend period issued for such special dividend period.

     Dividends will be paid through The Depository Company Trust ("DTC") on each dividend payment date. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to Agent Members (members of DTC that will act on behalf of existing or potential holders of AMPS). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Company that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

     Calculation of Dividend Payment. The Company computes the dividend per AMP Share by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be twenty-eight (i.e., the number of days in the dividend period) and the denominator will normally be 365. If the Company has designated a special dividend period of 365 days or more, then the numerator will be the number of days in the dividend period, and the denominator will be 360. In either case, this rate is then multiplied by $100,000 to arrive at the dividends per share. In addition, if dividends are scheduled to be paid more than once during a dividend period, the total dividend per share will be allocated among such payments on a daily basis.

     Dividends on AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except as provided below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below. In the case of a special dividend period for which bid requirements are specified, the dividend rate will not be less than the minimum applicable rate specified in the notice declaring the special dividend period. During dividend periods for which no bid requirements are specified, there will be no minimum applicable rate. Bid requirements may also include, with respect to any special dividend period of longer than 91 days, the requirement that bids be expressed as a spread over a specified reference index or reference security and the frequency of dividend payments during such special dividend period.

     The maximum applicable rate for any regular dividend payment period will be the applicable percentage (set forth in the table below) of the 30-day "AA" Composite Commercial Paper Rate. In the case of a special dividend period, the maximum applicable rate will be the applicable percentage of the Special Dividend Period Reference Rate (which will ordinarily be specified by the Company in the notice of the special dividend period) for such dividend payment period. The applicable percentage is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.


           Credit Ratings  	              Applicable
	                                      Percentage:
    Moody's               S&P             No Notification

 "aa3" or higher      AA- or higher	    	      110%
   "a3" to "al"  	      A- to A+ 	            125%
 "baa3" to "baal"     BBB- to BBB+              150%
  "ba3" to "bal"       BB- to BB+	            200%
   Below "ba3" 	      Below BB-	            250%


Prior to each dividend payment date, the Company is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Company does not intend to establish any reserves for the payment of dividends.

     Restrictions on Dividends and Other Distributions. While the AMPS are outstanding, the Company generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares unless each of the following conditions have been satisfied:

   * In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Company's portfolio discounted according to Moody's criteria) would be equal to or greater than the Eligible Asset Coverage Amount (i.e., the amount necessary to pay all outstanding obligations of the Company with respect to the AMPS, any other preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Company) (see "Rating Agency Guidelines and Asset Coverage" below);

   * In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P Value (i.e., the aggregate value of the Company's portfolio discounted according to S&P criteria) would be equal to or greater than the Eligible Asset Coverage Amount;

   * Immediately after such transaction, the 1940 Act Asset Coverage is met;

   * Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

   * The Company has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

     The Company generally will not declare, pay or set apart for payment any dividend on any shares of the Company ranking, as to the payment of dividends, on a parity with AMPS unless the Company has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Company has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Company ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

     Designation of Special Dividend Periods. The Company may, at its sole option, declare a special dividend period. To declare a special dividend period, the Company will give notice (a "request for special dividend period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding dividend period for the AMPS be a number of days (other than twenty-eight) evenly divisible by seven as specified in such notice. The Company may not request a special dividend period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Company also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special dividend period will not adversely affect such agency's then-current rating on the AMPS. A request for special dividend period also will specify any proposed bid requirements. Upon receiving a request for a special dividend period, the Broker-Dealer(s) will jointly determine whether, given the factors set forth in the Articles Supplementary, it is advisable that the Company issue a notice of special dividend period for the AMPS as contemplated by the request. If no Broker-Dealer objects to the notice of special dividend period, the Company may issue such notice specifying the duration of the special dividend period, the bid requirements, if any, and the specific redemption provisions, if any.

Redemption

     Mandatory Redemption. The Company is required to maintain

     (a)	An aggregate Coverage Value (i.e., the Moody's coverage
            value) of its portfolio equal to the Eligible Asset
            Coverage Amount;

     (b)	An Aggregate S&P Value of its portfolio equal to the
            Eligible Asset Coverage Amount; and

     (c)	The 1940 Act Asset Coverage.

If the Company fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Company must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board specifies out of legally available funds in accordance with the Company's charter and applicable law, at the redemption price of $100,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Coverage Value (i.e., the Moody's coverage value), Aggregate S&P Value and 1940 Act Asset Coverage, as the case may be.

     Optional Redemption. The Company, at its option, may redeem the AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $100,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for
redemption.   No AMPS may be redeemed if the redemption would cause
the Company to violate the 1940 Act or Maryland law.

Liquidation

     If the Company is liquidated, the holders of outstanding AMPS will receive $100,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared), plus the premium, if any, resulting from the designation of a premium call period. The holders of AMPS will be entitled to receive these amounts from the assets of the Company available for distribution to its shareholders in preference to the holders of the Company's common shares. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Company.

     For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Company does not include:

          * The sale of all or substantially all the property or business of the Company;

          * The merger or consolidation of the Company into or with any other corporation; or

	    *  The merger or consolidation of any other corporation
             into or with the Company.


Rating Agency Guidelines and Asset Coverage

     The Company is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Coverage Value (i.e., the Moody's coverage value) and Aggregate S&P Value at least equal to the Eligible Asset Coverage Amount. The aggregate Coverage Value and the Aggregate S&P Value are collectively referred to herein as the "Aggregate Coverage Values". Moody's and S&P have each established separate guidelines for calculating their respective Aggregate Coverage Values. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of its respective Aggregate Coverage Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Company's assets that may be invested in holdings not eligible for inclusion in the calculation of the Aggregate Coverage Value. The amount of ineligible assets included in the Company's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Eligible Asset Coverage Amount includes the sum of (a) the aggregate liquidation preference of the AMPS then outstanding and (b) certain accrued and projected payment obligations of the Company.

     The Company is also required under the Articles Supplementary to maintain asset coverage (as defined in the 1940 Act) of at least 200% with respect to senior securities which are equity shares, including the AMPS (referred to herein as the "1940 Act Asset Coverage"). The 1940 Act Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Company and market conditions as of [May ___, 2000], the 1940 Act Asset Coverage with respect to all of the AMPS, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and
related offering costs estimated at $[           ], would have been
computed as follows:

 Value of Company assets less liabilities
  not constituting senior securities	=   $[000000000] =  [00000] %
Senior securities representing indebtedness   $[000000000]
	            plus
   liquidation value of the preferred shares

     The Company will be required to redeem AMPS as described under "--Redemption--Mandatory Redemption" if the Company does not timely cure a failure to maintain:

     (a)	An aggregate Coverage Value equal to or greater than the
            Eligible Asset Coverage Amount (e.g., in the case of the Moody's coverage requirements);

     (b)	An Aggregate S&P Value  equal to or greater than the
            Eligible Asset Coverage Amount (e.g., in the case of S&P's coverage requirements); and

     (c)	1940 Act Asset Coverage.


     Pursuant to S&P guidelines, the Company is required under the Articles Supplementary to have Deposit Securities with maturity or tender payment dates not later than the next dividend payment date for the AMPS (collectively, "Dividend Coverage Assets") and having in the aggregate a value not less than the Projected Dividend Amount (the "Minimum Liquidity Level"). The "Projected Dividend Amount," as of any Eligible Asset Evaluation Date, means the amount of cash dividends, based on the number of AMPS outstanding on such Eligible Asset Evaluation Date, which (whether or not earned or declared) are accumulated on such shares up to but not including such Eligible Asset Evaluation Date and unpaid and which are projected to accumulate on such shares from such Eligible Asset Evaluation Date until the [35th] day after such Eligible Asset Evaluation Date, at the rates set forth in the Articles Supplementary. The term "Deposit Securities" means cash, short-term money market instruments that mature within 360 days, and U.S. Government Obligations. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Company without shareholder approval, but only in the event the Company receives confirmation from S&P and Moody's, as the case may be, that any such change would not impair the ratings then assigned by S&P to AMPS. The Company needs to comply with the S&P Minimum Liquidity Level only for so long as S&P rates the AMPS. The Minimum Liquidity Level is tested as of each Eligible Asset Evaluation Date (ordinarily every Friday).

     The Company may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Company pursuant to the rating agency guidelines in the event the Company receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

     A rating agency's guidelines will apply to AMPS only so long as the rating agency is rating the shares. The Company will pay certain fees to Moody's and S&P for rating the AMPS.

Voting Rights

     Except as otherwise provided in this prospectus and in the statement of additional information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares of the Company (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.

     Holders of outstanding preferred shares of the Company, including AMPS, voting as a separate class, are entitled to elect two of the Company's directors. The remaining directors are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares of the Company, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding preferred shares of the Company is that the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Board. The holders of preferred shares of the Company will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected. The terms of office of the persons who are directors at the time of that election will continue. If the Company thereafter pays in full all accumulated and unpaid dividends on all outstanding preferred shares of the Company, the special voting rights stated above will cease and the terms of office of the additional directors elected by the holders of the preferred shares will automatically terminate.

     As long as any preferred shares of the Company are outstanding, the Company will not, without the affirmative vote or consent of the holders of the AMPS outstanding at the time (voting as a separate class) as follows:

     (a)	Without the affirmative vote of at least a majority of the
            votes entitled to be cast by holders of the AMPS, authorize, create or issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company (other than previously authorized and un-issued AMPS, including any AMPS purchased or redeemed by the Company), or increase the authorized amount of AMPS or any other preferred stock; or unless, in the case of shares of preferred stock on parity with the AMPS, the Company obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS) and the Company continues to comply with Section 13(a) of the 1940 Act, the 1940 Act Asset Coverage requirements and the Eligible Asset Coverage Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

    (b)	Without the affirmative vote of at least a majority of the
            votes entitled to be cast by holders of the AMPS, amend, alter or repeal the provisions of the Articles, including the Articles Supplementary, whether by merger, consolidation or otherwise, so as to adversely affect in any material respect any of the contract rights expressly set forth in the Articles, including the Articles Supplementary, of such AMPS or the holders thereof;

    (c) 	Without the affirmative vote of at least a majority of
            the votes entitled to be cast by holders of the AMPS, authorize any plan of reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Share or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act. With respect to the Company, Section 13(a) of the 1940 Act primarily refers to a change in the Company's subclassification from that of a closed-end investment company to that of an open-end investment company or from a diversified to a non-diversified investment company; or

     (d) 	Without the affirmative vote of at least 2/3rds of the
            votes entitled to be cast by holders of the AMPS, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law.


     To the extent permitted under the 1940 Act, the Company will not approve any of the actions set forth above which adversely affect the rights expressly set forth in the Company's charter of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series whose rights are adversely affected. Unless a higher percentage is provided for under the Company's charter, the affirmative vote of the holders of a majority of the outstanding preferred shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. To the extent permitted by the Maryland General Corporation Law, no vote of holders of common stock, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Company's charter.

     The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.


	                      THE AUCTION

General

     The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Articles Supplementary included in the statement of additional information for a more complete description of the auction process.

     Auction Agency Agreement. The Company will enter into an auction agency agreement with the auction agent (currently, [Deutsche Bank Group]) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS so long as the applicable rate for AMPS is to be based on the results of an auction.

     The auction agent may terminate the auction agency agreement upon notice to the Company no earlier than 60 days after such notice. If the auction agent should resign, the Company will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Company may remove the auction agent provided that prior to such removal the Company has entered into such an agreement with a successor auction agent.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in auctions for AMPS.

     The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Company, a service charge at the annual rate of [1/4 of 1%] of the stated value ($100,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction.

     The Company may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

     Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:

     1.	Hold Order--indicating its desire to hold AMPS without
            regard to the applicable rate for the next dividend period.

     2.	Bid--indicating its desire to purchase or hold the
            indicated number of AMPS at $100,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell AMPS at $100,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

     3.	Sell Order--indicating its desire to sell AMPS at $100,000
            per share without regard to the applicable rate for shares of such series for the next dividend period.

     A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $100,000 per share if the applicable rate for the next dividend period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

      Any bid by an existing holder that specifies a spread with respect to an auction in which a spread is not included in any bid requirements or in which there are no bid requirements and an order that does not specify a spread with respect to an auction in which a spread is included in any bid requirements will be treated as a sell order.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Company nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Company.

     There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for AMPS for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.



     If there are not sufficient clearing bids, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. However, if the Company has declared a special dividend period and there are not sufficient clearing bids, the applicable rate for the next dividend period will be the same as during the current dividend period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period and the applicable rate for the next dividend period will be the 30-day "AA" Composite Commercial Paper Rate. The A30-day 'AA' Composite Commercial Paper Rate@ is the 30-day rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by Merrill Lynch, Pierce, Fenner & Smith Incorporated or such other commercial paper dealer as may be appointed by the Company.

     The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The auctions for AMPS will normally be held every fourth
[Tuesday], and each subsequent dividend period will normally begin on the following [Wednesday].

Secondary Market Trading and Transfer of AMPS

     The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS are not registered on any stock exchange or on the NASDAQ system. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold on the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only (a) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures; (b) to a Broker-Dealer; or (c) to such other persons as may be permitted by the Company; provided, however, that (1) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and (2) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Company) to whom such transfer is made will advise the auction agent of such transfer.

                             TAXES

Federal Income Tax Matters

     The Company has qualified and elected, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its net investment income (including taxable income, tax-exempt interest income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and substantially all of its net capital gain to its shareholders. The Company will not be subject to Federal income tax on any net investment income and net capital gain that it distributes to its shareholders, but will be subject to Federal income tax at the regular corporate income tax rate on any net investment income that it retains.



     The Company expects that a substantial portion of the Company's dividends to the common shareholders and the holders of the AMPS will be fully taxable as ordinary income. In addition, the Company also intends to distribute to its shareholders amounts that are treated as long-term capital gain. The Company will allocate distributions to shareholders that are treated as long-term capital gain and ordinary income, if any, proportionately among the common shares and AMPS.

     The sale or other disposition of common shares or AMPS of the Company will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6%, while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Company held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Company will be disallowed to the extent those shares of the Company are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Company will be adjusted to reflect the disallowed loss.

     The statement of additional information contains a more detailed summary of the Federal income tax rules that apply to the Company and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Company or its shareholders, and any such change may be retroactive. You should consult with your tax advisor about Federal income tax matters.

State and Local Tax Matters

     You should consult with your tax advisor about state and local tax matters.


              DETERMINATION OF NET ASSET VALUE

     The net asset value of common shares of the Company will be computed based upon the value of the Company's portfolio securities and other assets. Net asset value per common share of the Company will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value shall be calculated on such earlier or later day as determined by the Adviser. The Company calculates net asset value per common share of the Company by subtracting the Company's liabilities (including accrued expenses, dividends payable and any borrowings of the Company) and the liquidation value of any outstanding preferred shares (including AMPS) of the Company from the Company's total assets (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Company outstanding.

     The Company values its common and preferred securities by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.


                  REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Company's common shares may also trade at a discount to their net asset value. The market price of the Company's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Company's net asset value, general market and economic conditions and other factors beyond the control of the Company. Although the Company's common shareholders will not have the right to have the Company redeem their common shares, the Company may, subject to the restrictions described above under "Description of AMPS", take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount
from net asset value.   See "Repurchase of Common Shares" in the
statement of additional information.


                 DESCRIPTION OF CAPITAL STOCK

     The Articles currently authorize the issuance of 240 million shares of common stock and 10 million shares of preferred stock, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences, and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board). In connection with the offering of AMPS described herein the Company will offer 775 AMPS.

Common Shares

     The Company has no present intention of offering any additional shares of capital stock other than AMPS as described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Company's common shareholders.

     So long as any AMPS or any other preferred shares of the Company are outstanding, holders of common shares of the Company will not be entitled to receive any net income of or other distributions from the Company unless all accumulated dividends on outstanding preferred shares (including the AMPS) have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions. See "Description of AMPS-Dividends and Dividend Periods" for other restrictions on dividends to holders of common shares which will be applicable for so long as any preferred shares of the Company are outstanding.

     The common shares have traded on the New York Stock Exchange (the "Exchange") from between February 19, 1993 to August 27, 1999, under the symbol "PFM". From August 28, 1999 to the present, the common shares have traded on the Exchange under the symbol "BTF". On May ____, 2000, there were 9,416,743 common shares of the Company issued and outstanding and the net asset value per common share was $[ ] and
the closing price per common share on the NYSE was $[    ].

Preferred Stock

    Under the Company's charter, the Company is authorized to issue
10 million shares of preferred stock, $.01 par value. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Under the 1940 Act, the Company is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Company or the payment of dividends. Holders of common shares and outstanding preferred shares (i.e., the MMP Shares) of the Company have no preemptive right to purchase any preferred shares (including the AMPS) that might be issued. It is anticipated that the net asset value per share of the Preferred Stock will equal its original purchase price per share plus accrued dividends per share. See "Description of AMPS" for a description of the rights, preferences, privileges and other terms of the AMPS.

Anti-takeover Provisions of the Charter and By-Laws

     The Company presently has provisions in its charter and By-Laws (commonly referred to as "antitakeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure:

     * A director elected by the holders of capital stock (i.e., the common shares, the AMPS and any other preferred shares) or by the holders of AMPS and any other preferred shares may be removed from office with or without cause only by vote of the holders of at least 80% of the shares of capital stock or preferred shares, as the case may be, of the Company entitled to be voted on the matter.

     * The affirmative vote of at least 80% of the directors and of the holders of at least 80% of the Company's outstanding shares of common stock and preferred shares (including the AMPS) entitled to be voted on the matter, voting as a single class, and the affirmative vote of 80% of outstanding preferred shares (including the AMPS) voting as a separate class, will be required to authorize the Company's conversion from a closed-end to an open-end investment company, which conversion would result in delisting of the common shares from the NYSE. Conversion to an open-end investment company would require redemption of all outstanding preferred shares of the Company.

     * The Board is classified into three classes, each with a term of three years, with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 80% of the Company's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of a majority of outstanding AMPS, voting as a separate class, will be required to amend the charter or By-Laws to change any of the foregoing provision.

     * Subject to certain limited exceptions provided in the Articles, the Articles also require the favorable vote of at least 80% of the directors and at least 80% of the votes entitled to be cast by holders of common stock and any outstanding preferred stock voting as a single class, and at least 80% of the votes entitled to be cast by holders of any outstanding preferred stock (including the AMPS), voting as a separate class, to approve, adopt or authorize the following:

           (1) merger, consolidation or share exchange of the Company with or into any other person;

           (2) issuance or transfer by the Company (in one or a series of transactions in any 12 month period) of any securities of the Company to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Company in connection with a public offering or private placement, issuances of securities of the Company pursuant to a dividend reinvestment and cash purchase plan adopted by the Company and issuances of securities of the Company upon the exercise of any stock subscription rights distributed by the Company;

          (3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Company (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Company having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Company in the ordinary course of its business; ((1), (2) and (3) each being a "Business Combination";

          (4)	any proposal as to the voluntary liquidation or
                  dissolution of the Company or any amendment to the Articles to terminate its existence; and

          (5)	any shareholder proposal as to specific investment
                  decisions made or to be made with respect to the Company's assets.

     In addition, under the Company's charter, the Company has elected to be subject to provisions of the Maryland General Corporation Law that generally provide that, unless an exemption is available, certain mergers, consolidations, shares exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations, and other transactions with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "interested stockholder") or any affiliate of an interested stockholder are prohibited for a period of five years following the most recent date on which the interested stockholder became an interested stockholder. Thereafter, such a business combination must be recommended by the Board and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66b% of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested stockholder who is (or whose affiliate is) a party to the business combination or an affiliate or associate of the interested stockholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required to amend the charter to change the provisions subjecting the Company to the provisions of the Maryland General Corporation Law discussed above.

     The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or in the 1940 Act, will make more difficult a change in the Company's business or management and may have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. The Board, however, has considered these antitakeover provisions and believes they are in the best interests of shareholders.

                    OTHER SERVICE PROVIDERS

     Custodian. The Company's securities and cash are held under a
Custodial Agreement with [            ] (the "Custodian"), located at
________________________________________________.

     Transfer Agent, Dividend Disbursing Agent and Registrar. The transfer agent, dividend disbursing agent and registrar for the AMPS will be [Deutsche Bank Group], - ________________________________________. The transfer agent, dividend disbursing agent and registrar for the common shares of the Company is [_________________________________].

                        UNDERWRITING

     Subject to the terms and conditions of the purchase agreement dated the date hereof, Merrill Lynch, Pierce, Fenner and Smith
Incorporated has agreed to purchase, and the Company has agreed to sell all of the AMPS offered hereby.

     The purchase agreement provides that the obligations of the underwriter to purchase the shares included in this Offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriter is obligated to purchase all the AMPS if it purchases any of the shares. In the purchase agreement, the Company and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

     The underwriter proposes to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $
per share. The sales load the Company will pay of      per share is
equal to    % of the initial offering price. The underwriter may
allow, and such dealers may reallow, a concession not in excess of $ per share on sales to certain other dealers. After the initial public offering, the underwriter may change the public offering price and the concession. Investors must pay for any AMPS purchased in the initial
public offering on or before                 , 2000.

     The Company anticipates that the underwriter may from time to time act as broker or dealer in executing the Company's portfolio transactions after it has ceased to be underwriters. The underwriter is an active underwriter of, and dealer in, securities and acts as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Company.
The Company anticipates that the underwriter or its affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction." The underwriter engages in transactions with, and performs services for, the Company in the ordinary course of business.

                        LEGAL OPINIONS

     Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Company by Willkie Farr & Gallagher, New York, New York; for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Such counsel will rely, as to matters of Maryland law, on the opinion of Venable, Baetjer & Howard, LLP, Baltimore, Maryland.

                           EXPERTS

     The data in the "Financial Highlights" section of this prospectus are based upon financial statements that have been audited by PricewaterhouseCoopers, LLP, located at___________________, independent auditors, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.

                   REPORTS TO STOCKHOLDERS

     The Company sends unaudited semiannual reports and audited annual reports, including a list of investments held, to stockholders.

                    AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and its Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Company can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


     Additional information regarding the Company and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Company with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Company has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.



               TABLE OF CONTENTS FOR THE STATEMENT OF
                     ADDITIONAL INFORMATION

	                                                  Page

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . .  S-2
INVESTMENT POLICIES AND TECHNIQUES	. . . . . . . . . . .S-4
MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . .S-7
PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . S-12
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS  S-13
REPURCHASE OF COMMON SHARES . . . . . . . . . . . . . . .S-14
TAX MATTERS . . . . . . . . . . . . . . . . . . . . . .  S-15
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . S-19
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . S-19
APPENDIX A-GENERAL CHARACTERISTICS AND RISKS OF
HEDGING TRANSACTIONS . . . . . . . . . . . . . . . . . . A-1
APPENDIX B-1 - ARTICLES OF AMENDMENT . . . . . . . . . . B-1-1
APPENDIX B-2 - ARTICLES OF AMENDMENT . . . . . . . . . . B-2-1
APPENDIX B-3 - ARTICLES SUPPLEMENTARY . . . . . . . . . .B-3-1


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder, State of Colorado, on the _____ day of May, 2000.



                          BOULDER TOTAL RETURN FUND, INC.


                          By: /s/ Stephen C. Miller
                          _________________________________________
                                Stephen C. Miller
                                President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature	                          Title                 Date
					    Director, Chairman       May __, 2000
/s/ Stephen C. Miller		    Of the Board, President
_____________________________	    and Chief Executive
Stephen C. Miller


/s/ Stewart R Horejsi
_____________________________     Director                  May __, 2000
Stewart R. Horejsi


/s/ James G. Duff
_____________________________     Director                  May __, 2000
James G. Duff


/s/ Alfred G. Aldridge, Jr.
_____________________________     Director                  May __, 2000
Alfred G. Aldridge, Jr.


/s/ Richard I. Barr
_____________________________     Director                  May __, 2000
Richard I. Barr